Note 2 - Securities (Detail) - Amortized Cost and Approximate Fair Value of Held to Maturity Securities (Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member], USD $)	Dec. 31, 2012	Dec. 31, 2011
Mortgage-backed Securities, Issued by US Government Sponsored Enterprises [Member]
Debt Securities:
Securities Amortized Cost	$ 181,042	$ 218,571
Securities Gross Unrealized Gains	12,440	17,003
Securities Approximate Fair Value	$ 193,482	$ 235,574